UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2007

                        PetMed Express, Inc.
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       (Exact name of registrant as specified in its charter)

          Florida                  000-28827            65-0680967
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(State or other jurisdiction      (Commission         (I.R.S. Employer
     of incorporation)            File Number)       Identification No.)


            1441 S.W. 29th Avenue,  Pompano Beach, FL  33069
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          (Address of principal executive offices) (Zip Code)


                             (954) 979-5995
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         (Registrant's telephone number, including area code)


                              Not Applicable
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events.

On May 7, 2007, PetMed Express, Inc. issued a press release stating that it will announce its March 31, 2007 year end financial results and host a conference call to review the results on Monday, May 14, 2007. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

 	(d)	Exhibits.

 	 	99.1 - Press release dated May 7, 2007.

                               EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Press release dated May 7, 2007



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2007

                                   PETMED EXPRESS, INC.

                                   By: /s/ Bruce S. Rosenbloom
                                   -------------------------------
                                   Name:   Bruce S. Rosenbloom
                                   Title:  Chief Financial Officer









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                                                         Exhibit 99.1

PETMED EXPRESS D/B/A 1-800-PETMEDS TO ANNOUNCE ITS FISCAL YEAR END FINANCIAL RESULTS ON MAY 14, 2007

Pompano Beach, Florida, May 7, 2007 - PetMed Express, Inc. (NASDAQ:
PETS) will announce its financial results for the year ended March 31, 2007 on Monday, May 14, 2007 at 8:00 A.M. Eastern Time, then at 8:30 A.M. Eastern Time, Menderes Akdag, the Company's Chief Executive Officer and President, will host a conference call to review the financial results.

To access the call, which is open to the public, dial (888) 455-1758 (toll free) or (312) 470-7365, ten minutes prior to the scheduled start time. Callers will be required to supply PETMEDS as the passcode, and will be placed on hold with music until the call begins.

For those unable to participate in the live event, the call will be available for replay from 10:00 A.M. on May 14, 2007 until May 28, 2007 at 11:59 P.M. To access the replay, call (866) 507-3617 (toll free) or (203) 369-1891, and enter passcode 5500.

Founded in 1996, PetMed Express is America's Largest Pet Pharmacy, delivering prescription and non-prescription pet medications and other health products for dogs, cats, and horses at competitive prices direct to the consumer through its 1-800-PetMeds toll free number and on the Internet through its website at www.1800petmeds.com.
                                       -------------------

This press release may contain "forward-looking" statements, as defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission, that involve a number of risks and uncertainties, including the Company's ability to meet the objectives included in its business plan. Important factors that could cause results to differ materially from those indicated by such "forward-looking" statements are set forth in Management's Discussion and Analysis of Financial Condition and Results of Operation in the PetMed Express Annual Report on Form 10-K for the year ended March 31, 2006. The Company's future results may also be impacted by other risk factors listed from time to time in its SEC filings, including, but not limited to, the Company's Form 10-Q and its Annual Report on Form 10-K.

For investment relations contact PetMed Express, Inc., Bruce S.
Rosenbloom, CFO, 954-979-5995.

                                   ###

                        Exhibit 99.1 Page 1 of 1


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